Exhibit 99.3

PART I—FINANCIAL INFORMATION

Item 1. Financial Statements.

H&E EQUIPMENT SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share amounts)

	Balances at
	September 30, 2012	December 31, 2011
	(Unaudited)
ASSETS
Cash	$3,250	$24,215
Receivables, net of allowance for doubtful accounts of $4,677 and $5,581, respectively	123,902	105,339
Inventories, net of reserves for obsolescence of $834 and $861, respectively	109,751	65,151
Prepaid expenses and other assets	5,108	5,223
Rental equipment, net of accumulated depreciation of $297,328 and $281,493, respectively	571,936	450,877
Property and equipment, net of accumulated depreciation and amortization of $67,063 and $62,050, respectively	79,406	62,775
Deferred financing costs, net of accumulated amortization of $8,943 and $11,844, respectively	14,313	5,640
Intangible assets, net of accumulated amortization of $722 at December 31, 2011	—	66
Goodwill	32,560	34,019

Total assets	$940,226	$753,305

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Amounts due on senior secured credit facility	$130,725	$16,055
Accounts payable 1	75,708	63,006
Manufacturer flooring plans payable	56,925	58,318
Dividends payable	1,488	—
Accrued expenses payable and other liabilities	37,564	38,490
Senior unsecured notes	530,000	250,000
Capital leases payable	2,487	2,605
Deferred income taxes	66,076	58,616
Deferred compensation payable	1,960	2,008

Total liabilities	902,933	489,098

Commitments and Contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 25,000,000 shares authorized; no shares issued	—	—
Common stock, $0.01 par value, 175,000,000 shares authorized; 38,917,619 and 38,808,941 shares issued at September 30, 2012 and December 31, 2011, respectively and 35,143,886 and 35,084,737 shares outstanding at September 30, 2012 and December 31, 2011, respectively	388	387
Additional paid-in capital	212,211	210,695
Treasury stock at cost, 3,773,733 and 3,724,204 shares of common stock held at September 30, 2012 and December 31, 2011, respectively	(57,578)	(56,884)
Retained earnings (deficit)	(117,728)	110,009

Total stockholders’ equity	37,293	264,207

Total liabilities and stockholders’ equity	$940,226	$753,305

The accompanying notes are an integral part of these condensed consolidated financial statements.

H&E EQUIPMENT SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

(Amounts in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Revenues:
Equipment rentals	$77,808	$61,190	$207,941	$165,440
New equipment sales	49,009	46,543	154,710	133,629
Used equipment sales	24,990	27,172	75,100	65,655
Parts sales	26,058	24,647	74,161	71,166
Services revenues	14,436	14,191	41,615	40,072
Other	12,208	10,546	33,671	27,570

Total revenues	204,509	184,289	587,198	503,532

Cost of revenues:
Rental depreciation	27,150	22,076	74,727	64,146
Rental expense	12,579	12,176	36,375	34,484
New equipment sales	43,367	41,123	136,945	118,271
Used equipment sales	18,399	20,824	53,426	50,444
Parts sales	19,092	18,073	53,826	52,174
Services revenues	5,615	5,451	15,907	15,499
Other	11,384	10,825	32,183	31,862

Total cost of revenues	137,586	130,548	403,389	366,880

Gross profit	66,923	53,741	183,809	136,652
Selling, general and administrative expenses	42,402	39,042	124,504	114,681
Gain on sales of property and equipment, net	514	372	1,478	521

Income from operations	25,035	15,071	60,783	22,492

Other income (expense):
Interest expense	(9,825)	(7,222)	(23,668)	(21,607)
Loss on early extinguishment of debt	(10,180)	—	(10,180)	—
Other, net	243	118	751	626

Total other expense, net	(19,762)	(7,104)	(33,097)	(20,981)

Income before provision for income taxes	5,273	7,967	27,686	1,511
Provision for income taxes	1,564	3,119	9,554	447

Net income	$3,709	$4,848	$18,132	$1,064

Net income per common share:
Basic	$0.11	$0.14	$0.52	$0.03

Diluted	$0.11	$0.14	$0.52	$0.03

Weighted average common shares outstanding:
Basic	34,958	34,804	34,867	34,743

Diluted	34,974	34,860	34,963	34,884

Dividends declared per common share outstanding	$7.00	$—	$7.00	$—

The accompanying notes are an integral part of these condensed consolidated financial statements.

H&E EQUIPMENT SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(Amounts in thousands)

	Nine Months Ended September 30,
	2012	2011
Cash flows from operating activities:
Net income	$18,132	$1,064
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization on property and equipment	9,997	9,310
Depreciation on rental equipment	74,727	64,146
Amortization of loan discounts and deferred financing costs	1,076	1,042
Amortization of intangible assets	66	337
Provision for losses on accounts receivable	2,565	2,186
Provision for inventory obsolescence	124	170
Decrease in deferred income taxes	7,460	69
Stock-based compensation expense	1,223	994
Loss on early extinguishment of debt	10,180	—
Gain on sales of property and equipment, net	(1,478)	(521)
Gain on sales of rental equipment, net	(20,842)	(14,103)
Writedown of goodwill for tax-deductible goodwill in excess of book goodwill	1,458	—
Changes in operating assets and liabilities:
Receivables, net	(21,128)	(2,784)
Inventories, net	(72,334)	(32,985)
Prepaid expenses and other assets	115	3,177
Accounts payable	12,702	1,649
Manufacturer flooring plans payable	(1,393)	(12,147)
Accrued expenses payable and other liabilities	(925)	(4,700)
Deferred compensation payable	(48)	(12)

Net cash provided by operating activities	21,677	16,892

Cash flows from investing activities:
Purchases of property and equipment	(27,011)	(11,950)
Purchases of rental equipment	(212,337)	(90,669)
Proceeds from sales of property and equipment	1,861	763
Proceeds from sales of rental equipment	65,003	47,537

Net cash used in investing activities	(172,484)	(54,319)

Cash flows from financing activities:
Purchases of treasury stock	(694)	(554)
Excess tax benefit from stock-based awards	293	257
Dividends paid	(244,381)	—
Principal payments on senior unsecured notes	(257,576)	—
Proceeds from issuance of senior unsecured notes	530,000	—
Borrowings on senior secured credit facility	776,171	352,711
Payments on senior secured credit facility	(661,501)	(339,131)
Payments of deferred financing costs	(12,352)	—
Payments of capital lease obligations	(118)	(111)

Net cash provided by financing activities	129,842	13,172

Net decrease in cash	(20,965)	(24,255)
Cash, beginning of period	24,215	29,149

Cash, end of period	$3,250	$4,894

H&E EQUIPMENT SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

(Unaudited)

(Amounts in thousands)

	Nine Months Ended
	September 30,
	2012	2011
Supplemental schedule of noncash investing and financing activities:
Noncash asset purchases:
Assets transferred from new and used inventory to rental fleet	$27,610	$27,699

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$27,868	$25,793

Income taxes paid, net of refunds received	$334	$(1,635)

The accompanying notes are an integral part of these condensed consolidated financial statements.

H&E EQUIPMENT SERVICES, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

(1) Organization and Nature of Operations

Basis of Presentation

Our condensed consolidated financial statements include the financial position and results of operations of H&E Equipment Services, Inc. and its wholly-owned subsidiaries H&E Finance Corp., GNE Investments, Inc., Great Northern Equipment, Inc., H&E California Holding, Inc., H&E Equipment Services (California), LLC and H&E Equipment Services (Mid-Atlantic), Inc., collectively referred to herein as “we” or “us” or “our” or the “Company.”

The accompanying unaudited interim condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such regulations. In the opinion of management, all adjustments (consisting of all normal and recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the three and nine months ended September 30, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012, and, therefore, the results and trends in these interim condensed consolidated financial statements may not be the same for the entire year. These interim condensed consolidated financial statements should be read in conjunction with the annual audited consolidated financial statements and related notes in our Annual Report on Form 10-K for the year ended December 31, 2011, from which the balance sheet amounts as of December 31, 2011 were derived.

All significant intercompany accounts and transactions have been eliminated in these condensed consolidated financial statements. Business combinations accounted for as purchases are included in the condensed consolidated financial statements from their respective dates of acquisition.

The nature of our business is such that short-term obligations are typically met by cash flows generated from long-term assets. Consequently, and consistent with industry practice, the accompanying condensed consolidated balance sheets are presented on an unclassified basis.

Nature of Operations

As one of the largest integrated equipment services companies in the United States focused on heavy construction and industrial equipment, we rent, sell and provide parts and service support for four core categories of specialized equipment: (1) hi-lift or aerial work platform equipment; (2) cranes; (3) earthmoving equipment; and (4) industrial lift trucks. By providing equipment sales, rental, on-site parts, and repair and maintenance functions under one roof, we are a one-stop provider for our customers’ varied equipment needs. This full-service approach provides us with multiple points of customer contact, enables us to maintain a high quality rental fleet, as well as an effective distribution channel for fleet disposal and provides cross-selling opportunities among our new and used equipment sales, rental, parts sales and service operations.

(2) Significant Accounting Policies

We describe our significant accounting policies in note 2 of the notes to consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2011. During the three and nine month periods ended September 30, 2012, there were no significant changes to those accounting policies.

Use of Estimates

We prepare our condensed consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, which requires management to use its judgment to make estimates and assumptions that affect the reported amounts of assets and liabilities and related disclosures at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reported period. These assumptions and estimates could have a material effect on our condensed consolidated financial statements. Actual results may differ materially from those estimates. We review our estimates on an ongoing basis based on information currently available, and changes in facts and circumstances may cause us to revise these estimates.

Recent Accounting Pronouncements

There are no recently issued accounting pronouncements that are expected to affect the Company’s financial reporting.

(3) Fair Value of Financial Instruments

The carrying value of financial instruments reported in our accompanying condensed consolidated balance sheets for cash, accounts receivable, accounts payable and accrued expenses payable and other liabilities approximate fair value due to the immediate or short-term nature or maturity of these financial instruments. The carrying amount for our senior secured credit facility approximates fair value because the underlying instrument includes provisions that adjust our interest rates based on current market rates. The determination of the fair value of our letters of credit is based on fees currently charged for similar agreements. The carrying amounts and fair values of our other financial instruments subject to fair value disclosures have been calculated based upon market quotes and present value calculations based on our current estimated incremental borrowing rates for similar types of borrowing arrangements, which are presented in the table below (amounts in thousands):

	September 30, 2012
	Carrying Amount	Fair Value
Manufacturer flooring plans payable with interest computed at 5.25%	$56,925	$50,243
Senior unsecured notes with interest compounded at 7.0%	530,000	552,525
Capital lease payable with interest computed at 5.929% to 9.55%	2,487	1,921
Letters of credit	—	130

	December 31, 2011
	Carrying Amount	Fair Value
Manufacturer flooring plans payable with interest computed at 5.38%	$58,318	$52,069
Senior unsecured notes with interest compounded at 8.375%	250,000	252,500
Capital lease payable with interest computed at 5.929% to 9.55%	2,605	1,839
Letters of credit	—	192

(4) Stockholders’ Equity

The following table summarizes the activity in Stockholders’ Equity for the nine month period ended September 30, 2012 (amounts in thousands, except share data):

	Common Stock		Additional		Retained	Total
	Shares Issued	Amount	Paid-in Capital	Treasury Stock	Earnings (Deficit)	Stockholders’ Equity
Balances at December 31, 2011	38,808,941	$387	$210,695	$(56,884)	$110,009	$264,207
Stock-based compensation	—	—	1,223	—	—	1,223
Tax benefits associated with stock-based awards	—	—	293	—	—	293
Issuance of non-vested restricted common stock	108,678	1	—	—	—	1
Repurchases of 46,064 shares of restricted common stock	—	—	—	(694)	—	(694)
Cash dividend on common stock ($7.00 per share)	—	—	—	—	(245,869)	(245,869)
Net income	—	—	—		18,132	18,132

Balances at September 30, 2012	38,917,619	$388	$212,211	$(57,578)	$(117,728)	$37,293

(5) Stock-Based Compensation

We account for our stock-based compensation plan using the fair value recognition provisions of ASC 718, Stock Compensation (“ASC 718”). Under the provisions of ASC 718, stock-based compensation is measured at the grant date, based on the calculated fair value of the award, and is recognized as an expense over the requisite employee service period (generally the vesting period of the grant). Shares available for future stock-based payment awards under our 2006 Stock-Based Incentive Compensation Plan were 3,720,401 shares as of September 30, 2012.

Non-vested Stock

The following table summarizes our non-vested stock activity for the nine months ended September 30, 2012:

	Number of Shares	Weighted Average Grant Date Fair Value
Non-vested stock at December 31, 2011	278,634	$10.77
Granted	108,678	$15.16
Vested	(151,416)	$9.48
Forfeited	(3,465)	$10.87

Non-vested stock at September 30, 2012	232,431	$13.66

As of September 30, 2012, we had unrecognized compensation expense of approximately $2.6 million related to non-vested stock that we expect to be recognized over a weighted-average period of 2.1 years. The following table summarizes compensation expense related to non-vested stock, which is included in selling, general and administrative expenses in the accompanying condensed consolidated statements of income for the three and nine months ended September 30, 2012 and 2011 (amounts in thousands):

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
Compensation expense	$426	$334	$1,223	$994

Stock Options

At September 30, 2012, there is no unrecognized compensation expense as all stock option awards have fully vested. The following table represents stock option activity for the nine months ended September 30, 2012:

	Number of Shares	Weighted Average Exercise Price (1)	Weighted Average Contractual Life In Years
Outstanding options at December 31, 2011	51,000	$17.80
Granted	–	–
Exercised	–	–
Canceled, forfeited or expired	–	–

Outstanding options at September 30, 2012	51,000	$17.80	3.8

Options exercisable at September 30, 2012	51,000	$17.80	3.8

(1)	Weighted average exercise prices shown above include a reduction of $7.00 per share to reflect the equitable adjustment to the exercise prices in connection with the declaration and payment of a $7.00 per share dividend in the third quarter.

In connection with the Company’s payment of the $7.00 per share dividend, the exercise prices of all outstanding stock option grants were adjusted downward by $7.00 per share. The modification of stock options resulted in an additional $0.1 million of stock compensation expense.

The closing price of our common stock on September 30, 2012 was $12.12. All options outstanding at September 30, 2012 have grant date fair values (as adjusted for the $7.00 per share reduction in exercise price) which exceed the September 30, 2012 closing stock price.

(6) Income per Share

Income per common share for the three and nine months ended September 30, 2012 and 2011 are based on the weighted average number of common shares outstanding during the period. The effects of potentially dilutive securities that are anti-dilutive are not included in the computation of dilutive income per share. The following table sets forth the computation of basic and diluted net income per common share for the three and nine month periods ended September 30, 2012 and 2011 (amounts in thousands, except per share amounts):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Basic net income per share:
Net income	$3,709	$4,848	$18,132	$1,064
Weighted average number of shares of common stock outstanding	34,958	34,804	34,867	34,743

Net income per share of common stock – basic	$0.11	$0.14	$0.52	$0.03

Diluted net income per share:
Net income	$3,709	$4,848	$18,132	$1,064
Weighted average number of shares of common stock outstanding	34,958	34,804	34,867	34,743
Effect of dilutive securities:
Effect of dilutive stock options	—	—	—	—
Effect of dilutive non-vested restricted stock	16	56	96	141

Weighted average number of shares of common stock outstanding – diluted	34,974	34,860	34,963	34,884

Net income per share of common stock – diluted	$0.11	$0.14	$0.52	$0.03

Common shares excluded from the denominator as anti-dilutive:
Stock options	51	51	51	51

Non-vested restricted stock	86	52	20	—

(7) Senior Unsecured Notes

On August 20, 2012, the Company closed on its offering of $530 million aggregate principal amount of 7% senior notes due 2022 (the “New Notes”) in an unregistered offering. The New Notes and related guarantees were offered in a private placement solely to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or outside the United States to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. The New Notes and related guarantees have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements thereunder.

Net proceeds to the Company from the sale of the New Notes, after deducting the initial purchasers’ discount, totaled approximately $520.7 million. The Company used a portion of the net proceeds from the sale of the New Notes to repurchase $158.7 million of its $250 million aggregate principal amount of 8 3/8% Senior Notes due 2016 (the “Old Notes”) in early settlement of a tender offer and consent solicitation (the “Tender Offer”) that the Company launched on August 6, 2012. Holders who tendered their Old Notes prior to the early tender deadline received $1,031.67 per $1,000 principal amount of Old Notes tendered, plus accrued and unpaid interest to the redemption date. Having received the requisite consents from the holders of the Old Notes in the Tender Offer, the Company, certain of its subsidiaries and The Bank of New York Mellon Trust Company, N.A., as trustee, executed a supplemental indenture (the “Supplemental Indenture”) amending the indenture relating to the Old Notes. The Supplemental Indenture eliminated substantially all of the restrictive covenants and certain events of default from the indenture relating to the Old Notes. Also on August 20, 2012, the Company satisfied and discharged its obligations under the indenture relating to the Old Notes and issued a notice of redemption for the remaining outstanding principal amount of the Old Notes. On September 19, 2012, the Company redeemed the remaining $91.3 million principal amount outstanding of the Old Notes at a redemption price equal to 102.792% of the aggregate principal amount of the Old Notes to be redeemed, plus accrued and unpaid interest on the Old Notes to the redemption date.

The Company used the remaining net proceeds of the offering of the New Notes to pay on September 19, 2012 a one-time special dividend. Actual dividends paid totaled approximately $244.4 million, representing $7.00 per share paid on 34,911,455 outstanding shares of common stock of the Company. Dividends on 232,431 outstanding shares of non-vested common stock totaling an estimated $1.4 million are to be paid upon vesting of those shares pursuant to their respective stock awards’ terms and conditions.

In connection with the above transactions, the Company recorded a one-time loss on the early extinguishment of debt in the three month period ended September 30, 2012 of approximately $10.2 million, or approximately $7.2 million after-tax, reflecting payment of $5.0 million of tender premiums and $2.6 million to redeem the Old Notes that remained outstanding following completion of the Tender Offer, combined with the write off of approximately $2.6 million of unamortized deferred financing costs of the Old Notes. Transaction costs incurred totaled approximately $10.9 million.

The New Notes were issued at par and require semiannual interest payments on March 1st and September 1st of each year, commencing on March 1, 2013. No principal payments are due until maturity (September 1, 2022). We may redeem up to 35% of the aggregate principal amount of the New Notes before September 1, 2015 with the net cash proceeds from certain equity offerings. We may also redeem the New Notes prior to September 1, 2017 at a specified “make-whole” redemption price plus accrued and unpaid interest to the date of redemption.

The New Notes rank equally in right of payment to all of our existing and future senior indebtedness and rank senior to any of our subordinated indebtedness. The New Notes are unconditionally guaranteed on a senior unsecured basis by all of our current and future significant domestic restricted subsidiaries. In addition, the New Notes are effectively subordinated to all of our and the guarantors’ existing and future secured indebtedness, including the senior secured credit facility, to the extent of the assets securing such indebtedness, and are structurally subordinated to all of the liabilities and preferred stock of any of our subsidiaries that do not guarantee the New Notes.

Pursuant to a registration rights agreement entered into between the Company, the guarantors of the New Notes and the initial purchasers of the New Notes, we have agreed to make an offer to exchange the New Notes and guarantees for registered, publicly tradable notes and guarantees that have substantially identical items. A copy of the registration rights agreement is attached as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 20, 2012.

(8) Senior Secured Credit Facility

We and our subsidiaries are parties to a senior secured credit facility (the “Credit Facility”) with General Electric Capital Corporation as agent, and the lenders named therein (the “Lenders”). On February 29, 2012, the Company amended its existing $320.0 million credit facility (“Amendment No. 1”) with its Lenders. Amendment No. 1 (i) permitted the refinancing of the Old Notes in an amount not less than $200.0 million and not greater than the outstanding principal amount of such notes at the time of such refinancing and with no amortization or final maturity prior to the date six months following the maturity of the Credit Agreement, (ii) extended the maturity date of the Credit Facility from July 29, 2015 to the earlier to occur of, inter alia, February 29, 2017, and, unless previously refinanced, the date that is six months prior to the maturity of the Old Notes (giving effect to any extensions thereof), (iii) provides that the unused commitment fee margin will be either 0.50% or 0.375%, depending on the ratio of the average of the daily closing balances of the aggregate revolving loans, swing line loans and letters of credit outstanding during each month to the aggregate commitments for the revolving loans, swing line loans and letters of credit, (iv) lowered the interest rate (a) in the case of index rate revolving loans, to the index rate plus an applicable margin of 1.00% to 1.50% depending on the leverage ratio and (b) in the case of LIBOR revolving loans, to LIBOR plus an applicable margin of 2.00% to 2.50%, depending on the leverage ratio, (v) lowered the margin applicable to the letter of credit fee to between 2.00% and 2.50%, depending on the leverage ratio, and (vi) adds provisions whereby the Company represents that it, its subsidiaries and other related parties are in compliance with federal anti-terrorism laws and regulations. Total transaction costs on Amendment No. 1 totaled approximately $0.8 million.

On August 9, 2012, the Company amended the Credit Facility by entering into Amendment No. 2 to the Credit Facility (“Amendment No. 2”). Amendment No. 2, among other things, (i) permitted the refinancing of the Old Notes in an amount not less than $200.0 million and not greater than $530 million and with no amortization or final scheduled maturity prior to the date six months following the maturity of the Credit Facility, (ii) changed the maturity date of the Credit Facility to the earlier to occur of February 29, 2017, and the date that is six months prior to the scheduled maturity of the New Notes (giving effect to any extensions thereof) (subject to earlier termination upon the occurrence of, under certain circumstances, an event of default or prepayment in full of the amounts owing under the Credit Facility), (iii) permitted the one-time dividend by the Company that was paid on September 19, 2012.

On August 17, 2012, the Company again amended the Credit Facility by entering into Amendment No. 3 to the Credit Facility (Amendment No. 3”), which, among other things, exercises the Credit Facility's existing incremental facility by $82.5 million, increasing the Lenders' aggregate revolving loan commitments from $320.0 million to $402.5 million. Total transaction costs related to Amendment No. 2 and Amendment No. 3 totaled approximately $0.7 million.

As amended, the Credit Facility provides, among other things, a $402.5 million senior secured asset based revolver which includes a $30.0 million letter of credit facility, and, after giving effect to the increase provided for in Amendment No. 3, a $47.5 million incremental facility. In addition, the borrowers under the Credit Facility remain the same, the Credit Facility remains secured by substantially all of the assets of the Company and its subsidiaries, and the Company and each of its subsidiaries continue to provide a guaranty of the obligations under the Credit Facility. The Credit Facility requires us to maintain a minimum fixed charge coverage ratio in the event that our excess borrowing availability is below approximately $50.3 million (as adjusted if the $47.5 million incremental facility is exercised). The Credit Facility also requires us to maintain a maximum total leverage ratio of 5.0 to 1.0, which is tested if excess availability is less than approximately $50.3 million (as adjusted if the $47.5 million incremental facility is exercised). As of September 30, 2012, we were in compliance with our financial covenants under the Credit Facility.

At September 30, 2012, the interest rate on the Credit Facility was based on a 3.25% U.S. Prime Rate plus 100 basis points and LIBOR plus 200 basis points. The weighted average interest rate at September 30, 2012 was 3.1%. At October 26, 2012, we had $253.3 million of available borrowings under our Credit Facility, net of $6.5 million of outstanding letters of credit.

(9) Segment Information

We have identified five reportable segments: equipment rentals, new equipment sales, used equipment sales, parts sales and service revenues. These segments are based upon how management of the Company allocates resources and assesses performance. Non-segmented revenues and non-segmented costs relate to equipment support activities including transportation, hauling, parts freight and damage-waiver charges and are not allocated to the other reportable segments. There were no sales between segments for any of the periods presented. Selling, general and administrative expenses as well as all other income and expense items below gross profit are not generally allocated to reportable segments.

We do not compile discrete financial information by segments other than the information presented below. The following table presents information about our reportable segments (amounts in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Revenues:
Equipment rentals	$77,808	$61,190	$207,941	$165,440
New equipment sales	49,009	46,543	154,710	133,629
Used equipment sales	24,990	27,172	75,100	65,655
Parts sales	26,058	24,647	74,161	71,166
Services revenues	14,436	14,191	41,615	40,072

Total segmented revenues	192,301	173,743	553,527	475,962
Non-segmented revenues	12,208	10,546	33,671	27,570

Total revenues	$204,509	$184,289	$587,198	$503,532

Gross Profit (Loss):
Equipment rentals	$38,079	$26,938	$96,839	$66,810
New equipment sales	5,642	5,420	17,765	15,358
Used equipment sales	6,591	6,348	21,674	15,211
Parts sales	6,966	6,574	20,335	18,992
Services revenues	8,821	8,740	25,708	24,573

Total segmented gross profit	66,099	54,020	182,321	140,944
Non-segmented gross profit (loss)	824	(279)	1,488	(4,292)

Total gross profit	$66,923	$53,741	$183,809	$136,652

	Balances at
	September 30, 2012	December 31, 2011
Segment identified assets:
Equipment sales	$92,870	$52,572
Equipment rentals	571,936	450,877
Parts and services	16,881	12,579

Total segment identified assets	681,687	516,028
Non-segment identified assets	258,539	237,277

Total assets	$940,226	$753,305

The Company operates primarily in the United States and our sales to international customers for the three and nine month periods ended September 30, 2012 were 0.9% and 2.8%, respectively, of total revenues compared to 1.5% and 2.4% for the three and nine month periods ended September 30, 2011. No one customer accounted for more than 10% of our revenues on an overall or segment basis for any of the periods presented.

(10) Condensed Consolidating Financial Information of Guarantor Subsidiaries (Restated)

All of the indebtedness of H&E Equipment Services, Inc. is guaranteed by GNE Investments, Inc. and its wholly-owned subsidiary Great Northern Equipment, Inc., H&E Equipment Services (California), LLC, H&E California Holding, Inc. and H&E Equipment Services (Mid-Atlantic), Inc. The guarantor subsidiaries are all wholly-owned and the guarantees, made on a joint and several basis, are full and unconditional (subject to subordination provisions and subject to a standard limitation which provides that the maximum amount guaranteed by each guarantor will not exceed the maximum amount that can be guaranteed without making the guarantee void under fraudulent conveyance laws). There are no restrictions on H&E Equipment Services, Inc.’s ability to obtain funds from the guarantor subsidiaries by dividend or loan.

The condensed consolidating financial statements of H&E Equipment Services, Inc. and its subsidiaries are included below. The financial statements for H&E Finance Corp. are not included within the condensed consolidating financial statements because H&E Finance Corp. has no assets or operations. The condensed consolidating balance sheet amounts as of December 31, 2011 included herein were derived from our annual audited consolidated financial statements and related notes in our Annual Report on Form 10-K for the year ended December 31, 2011.

The condensed consolidating balance sheet and condensed consolidating statement of cash flows presented below have been restated to reclassify “Intercompany balances” to “Investment in guarantor subsidiaries.” Upon further review of the balances and related activity of intercompany transactions between H&E Equipment Services, Inc. and its subsidiaries, the Company determined that such transactions were more akin to capital contributions and has reclassified such amounts within the condensed consolidating balance sheet as an investment. As capital contributions, the condensed consolidating statement of cash flows below now reflects such activity as an investing activity on the parent’s books and a financing activity on the subsidiaries’ books rather than the previous presentation as an operating activity on the books of the both the parent and the guarantor subsidiaries.

CONDENSED CONSOLIDATING BALANCE SHEET

	As of September 30, 2012
	H&E Equipment Services	Guarantor Subsidiaries	Elimination	Consolidated
	(Amounts in thousands)
Assets:
Cash	$3,250	$—	$—	$3,250
Receivables, net	108,497	15,405	—	123,902
Inventories, net	94,863	14,888	—	109,751
Prepaid expenses and other assets	4,993	115	—	5,108
Rental equipment, net	471,099	100,837	—	571,936
Property and equipment, net	67,478	11,928	—	79,406
Deferred financing costs, net	14,313	—	—	14,313
Investment in guarantor subsidiaries	163,787	—	(163,787)	—
Goodwill	3,034	29,526	—	32,560

Total assets	$931,314	$172,699	$(163,787)	$940,226

Liabilities and Stockholders’ Equity:
Amounts due on senior secured credit facility	$130,725	$—	$—	$130,725
Accounts payable	70,484	5,224	—	75,708
Manufacturer flooring plans payable	56,545	380	—	56,925
Dividends payable	1,488	—	—	1,488
Accrued expenses payable and other liabilities	36,743	821	—	37,564
Senior unsecured notes	530,000	—	—	530,000
Capital lease payable	—	2,487	—	2,487
Deferred income taxes	66,076	—	—	66,076
Deferred compensation payable	1,960	—	—	1,960

Total liabilities	894,021	8,912	—	902,933
Stockholders’ equity (deficit)	37,293	163,787	(163,787)	37,293

Total liabilities and stockholders’ equity	$931,314	$172,699	$(163,787)	$940,226

CONDENSED CONSOLIDATING BALANCE SHEET

	As of December 31, 2011
	H&E Equipment Services	Guarantor Subsidiaries	Elimination	Consolidated
	(Amounts in thousands)
Assets:
Cash	$24,215	$—	$—	$24,215
Receivables, net	93,840	11,499	—	105,339
Inventories, net	55,052	10,099	—	65,151
Prepaid expenses and other assets	5,098	125	—	5,223
Rental equipment, net	366,568	84,309	—	450,877
Property and equipment, net	52,021	10,754	—	62,775
Deferred financing costs, net	5,640	—	—	5,640
Intangible assets, net	—	66	—	66
Investment in guarantor subsidiaries	139,089	—	(139,089)	—
Goodwill	4,493	29,526	—	34,019

Total assets	$746,016	$146,378	$(139,089)	$753,305

Liabilities and Stockholders’ Equity:
Amounts due on senior secured credit facility	$16,055	$—	$—	$16,055
Accounts payable	59,095	3,911	—	63,006
Manufacturer flooring plans payable	58,249	69	—	58,318
Accrued expenses payable and other liabilities	37,786	704	—	38,490
Intercompany balances	(164,231)	164,231	—	—
Senior unsecured notes	250,000	—	—	250,000
Capital lease payable	—	2,605	—	2,605
Deferred income taxes	58,616	—	—	58,616
Deferred compensation payable	2,008	—	—	2,008

Total liabilities	481,809	7,289	—	489,098
Stockholders’ equity (deficit)	264,207	139,089	(139,089)	264,207

Total liabilities and stockholders’ equity	$746,016	$146,378	$(139,089)	$753,305

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

	Three Months Ended September 30, 2012
	H&E Equipment Services	Guarantor Subsidiaries	Elimination	Consolidated
	(Amounts in thousands)
Revenues:
Equipment rentals	$63,607	$14,201	$—	$77,808
New equipment sales	45,514	3,495	—	49,009
Used equipment sales	21,222	3,768	—	24,990
Parts sales	22,369	3,689	—	26,058
Services revenues	12,441	1,995	—	14,436
Other	9,943	2,265	—	12,208

Total revenues	175,096	29,413	—	204,509

Cost of revenues:
Rental depreciation	21,912	5,238	—	27,150
Rental expense	10,083	2,496	—	12,579
New equipment sales	40,295	3,072	—	43,367
Used equipment sales	15,713	2,686	—	18,399
Parts sales	16,448	2,644	—	19,092
Services revenues	4,921	694	—	5,615
Other	9,024	2,360	—	11,384

Total cost of revenues	118,396	19,190	—	137,586

Gross profit (loss):
Equipment rentals	31,612	6,467	—	38,079
New equipment sales	5,219	423	—	5,642
Used equipment sales	5,509	1,082	—	6,591
Parts sales	5,921	1,045	—	6,966
Services revenues	7,520	1,301	—	8,821
Other	919	(95)	—	824

Gross profit	56,700	10,223	—	66,923

Selling, general and administrative expenses	34,350	8,052	—	42,402
Equity in loss of guarantor subsidiaries	(228)	—	228	—
Gain on sales of property and equipment, net	341	173	—	514

Income from operations	22,463	2,344	228	25,035

Other income (expense):
Interest expense	(7,238)	(2,587)	—	(9,825)
Loss on early extinguishment of debt	(10,180)	—	—	(10,180)
Other, net	228	15	—	243

Total other expense, net	(17,190)	(2,572)	—	(19,762)

Income (loss) before income taxes	5,273	(228)	228	5,273
Income tax expense	1,564	—	—	1,564

Net income (loss)	$3,709	$(228)	$228	$3,709

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

	Three Months Ended September 30, 2011
	H&E Equipment Services, Inc.	Guarantor Subsidiaries	Elimination	Consolidated
	(Amounts in thousands)
Revenues:
Equipment rentals	$48,565	$12,625	$—	$61,190
New equipment sales	42,175	4,368	—	46,543
Used equipment sales	22,471	4,701	—	27,172
Parts sales	20,935	3,712	—	24,647
Services revenues	12,411	1,780	—	14,191
Other	8,610	1,936	—	10,546

Total revenues	155,167	29,122	—	184,289

Cost of revenues:
Rental depreciation	17,328	4,748	—	22,076
Rental expense	9,520	2,656	—	12,176
New equipment sales	37,193	3,930	—	41,123
Used equipment sales	16,882	3,942	—	20,824
Parts sales	15,416	2,657	—	18,073
Services revenues	4,786	665	—	5,451
Other	8,580	2,245	—	10,825

Total cost of revenues	109,705	20,843	—	130,548

Gross profit (loss):
Equipment rentals	21,717	5,221	—	26,938
New equipment sales	4,982	438	—	5,420
Used equipment sales	5,589	759	—	6,348
Parts sales	5,519	1,055	—	6,574
Services revenues	7,625	1,115	—	8,740
Other	30	(309)	—	(279)

Gross profit	45,462	8,279	—	53,741

Selling, general and administrative expenses	32,217	6,825	—	39,042
Equity in loss of guarantor subsidiaries	(759)	—	759	—
Gain on sales of property and equipment, net	250	122	—	372

Income from operations	12,736	1,576	759	15,071

Other income (expense):
Interest expense	(4,870)	(2,352)	—	(7,222)
Other, net	101	17	—	118

Total other expense, net	(4,769)	(2,335)	—	(7,104)

Income (loss) before income taxes	7,967	(759)	759	7,967
Income tax expense	3,119	—	—	3,119

Net income (loss)	$4,848	$(759)	$759	$4,848

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

	Nine Months Ended September 30, 2012
	H&E Equipment Services	Guarantor Subsidiaries	Elimination	Consolidated
	(Amounts in thousands)
Revenues:
Equipment rentals	$170,492	$37,449	$—	$207,941
New equipment sales	137,915	16,795	—	154,710
Used equipment sales	60,960	14,140	—	75,100
Parts sales	63,120	11,041	—	74,161
Services revenues	35,926	5,689	—	41,615
Other	27,595	6,076	—	33,671

Total revenues	496,008	91,190	—	587,198

Cost of revenues:
Rental depreciation	60,264	14,463	—	74,727
Rental expense	29,181	7,194	—	36,375
New equipment sales	121,950	14,995	—	136,945
Used equipment sales	42,798	10,628	—	53,426
Parts sales	45,935	7,891	—	53,826
Services revenues	13,930	1,977	—	15,907
Other	25,702	6,481	—	32,183

Total cost of revenues	339,760	63,629	—	403,389

Gross profit (loss):
Equipment rentals	81,047	15,792	—	96,839
New equipment sales	15,965	1,800	—	17,765
Used equipment sales	18,162	3,512	—	21,674

Parts sales	17,185	3,150	—	20,335
Services revenues	21,996	3,712	—	25,708
Other	1,893	(405)	—	1,488

Gross profit	156,248	27,561	—	183,809

Selling, general and administrative expenses	102,625	21,879	—	124,504
Equity in loss of guarantor subsidiaries	(1,077)	—	1,077	—
Gain on sales of property and equipment, net	1,127	351	—	1,478

Income from operations	53,673	6,033	1,077	60,783

Other income (expense):
Interest expense	(16,512)	(7,156)	—	(23,668)
Loss on early extinguishment of debt	(10,180)	—	—	(10,180)
Other, net	705	46	—	751

Total other expense, net	(25,987)	(7,110)	—	(33,097)

Income (loss) before income taxes	27,686	(1,077)	1,077	27,686
Income tax expense	9,554	—	—	9,554

Net income (loss)	$18,132	$(1,077)	$1,077	$18,132

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

	Nine Months Ended September 30, 2011
	H&E Equipment Services, Inc.	Guarantor Subsidiaries	Elimination	Consolidated
	(Amounts in thousands)
Revenues:
Equipment rentals	$132,313	$33,127	$—	$165,440
New equipment sales	118,099	15,530	—	133,629
Used equipment sales	54,294	11,361	—	65,655
Parts sales	60,234	10,932	—	71,166
Services revenues	35,189	4,883	—	40,072
Other	22,532	5,038	—	27,570

Total revenues	422,661	80,871	—	503,532

Cost of revenues:
Rental depreciation	50,317	13,829	—	64,146
Rental expense	27,595	6,889	—	34,484
New equipment sales	104,488	13,783	—	118,271
Used equipment sales	41,058	9,386	—	50,444
Parts sales	44,250	7,924	—	52,174
Services revenues	13,784	1,715	—	15,499
Other	25,128	6,734	—	31,862

Total cost of revenues	306,620	60,260	—	366,880

Gross profit (loss):
Equipment rentals	54,401	12,409	—	66,810
New equipment sales	13,611	1,747	—	15,358
Used equipment sales	13,236	1,975	—	15,211
Parts sales	15,984	3,008	—	18,992
Services revenues	21,405	3,168	—	24,573
Other	(2,596)	(1,696)	—	(4,292)

Gross profit	116,041	20,611	—	136,652

Selling, general and administrative expenses	95,057	19,624	—	114,681
Equity in loss of guarantor subsidiaries	(5,819)	—	5,819	—
Gain on sales of property and equipment, net	378	143	—	521

Income from operations	15,543	1,130	5,819	22,492

Other income (expense):
Interest expense	(14,629)	(6,978)	—	(21,607)
Other, net	597	29	—	626

Total other expense, net	(14,032)	(6,949)	—	(20,981)

Income (loss) before income taxes	1,511	(5,819)	5,819	1,511
Income tax benefit	447	—	—	447

Net income (loss)	$1,064	$(5,819)	$5,819	$1,064

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

	Nine Months Ended September 30, 2012
	H&E Equipment Services	Guarantor Subsidiaries	Elimination	Consolidated
	(Amounts in thousands)
Cash flows from operating activities:
Net income (loss)	$18,132	$(1,077)	$1,077	$18,132
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization on property and equipment	8,605	1,392	—	9,997
Depreciation on rental equipment	60,264	14,463	—	74,727
Amortization of loan discounts and deferred financing costs	1,076	—	—	1,076
Amortization of intangible assets	—	66	—	66
Provision for losses on accounts receivable	1,820	745	—	2,565
Provision for inventory obsolescence	124	—	—	124
Provision for deferred income taxes	7,460	—	—	7,460
Stock-based compensation expense	1,223	—	—	1,223
Loss on early extinguishment of debt	10,180	—	—	10,180
Gain on sales of property and equipment, net	(1,127)	(351)	—	(1,478)
Gain on sales of rental equipment, net	(17,341)	(3,501)	—	(20,842)
Writedown of goodwill for tax-deductible goodwill in excess of book goodwill	1,458	—	—	1,458
Equity in loss of guarantor subsidiaries	1,077	—	(1,077)	—
Changes in operating assets and liabilities:
Receivables, net	(16,477)	(4,651)	—	(21,128)
Inventories, net	(62,853)	(9,481)	—	(72,334)
Prepaid expenses and other assets	105	10	—	115
Accounts payable	11,389	1,313	—	12,702
Manufacturer flooring plans payable	(1,704)	311	—	(1,393)
Accrued expenses payable and other liabilities	(1,042)	117	—	(925)
Deferred compensation payable	(48)	—	—	(48)

Net cash provided by (used in) operating activities	22,321	(644)	—	21,677

Cash flows from investing activities:
Purchases of property and equipment	(24,543)	(2,468)	—	(27,011)
Purchases of rental equipment	(176,019)	(36,318)	—	(212,337)
Proceeds from sales of property and equipment	1,608	253	—	1,861
Proceeds from sales of rental equipment	51,483	13,520	—	65,003
Investment in subsidiaries	(25,775)	—	25,775	—

Net cash used in investing activities	(173,246)	(25,013)	25,775	(172,484)

Cash flows from financing activities:
Purchases of treasury stock	(694)	—	—	(694)
Excess tax benefit from stock-based awards	293	—	—	293
Dividends paid	(244,381)	—	—	(244,381)
Principal payments on senior unsecured notes	(257,576)	—	—	(257,576)
Proceeds from issuance of senior unsecured notes	530,000	—	—	530,000
Borrowings on senior secured credit facility	776,171	—	—	776,171
Payments on senior secured credit facility	(661,501)	—	—	(661,501)
Payments of deferred financing costs	(12,352)	—	—	(12,352)
Payments on capital lease obligations	—	(118)	—	(118)
Capital contributions	—	25,775	(25,775)	—

Net cash provided by (used in) financing activities	129,960	25,657	(25,775)	129,842

Net decrease in cash	(20,965)	—	—	(20,965)
Cash, beginning of period	24,215	—	—	24,215

Cash, end of period	$3,250	$—	$—	$3,250

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

	Nine Months Ended September 30, 2011
	H&E Equipment Services, Inc.	Guarantor Subsidiaries	Elimination	Consolidated
	(Amounts in thousands)
Cash flows from operating activities:
Net income (loss)	$1,064	$(5,819)	$5,819	$1,064
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization on property and equipment	7,948	1,362	—	9,310
Depreciation on rental equipment	50,317	13,829	—	64,146
Amortization of loan discounts and deferred financing costs	1,042	—	—	1,042
Amortization of intangible assets	—	337	—	337
Provision for losses on accounts receivable	2,849	(663)	—	2,186
Provision for inventory obsolescence	170	—	—	170
Provision for deferred income taxes	69	—	—	69
Stock-based compensation expense	994	—	—	994
Gain on sales of property and equipment, net	(378)	(143)	—	(521)
Gain on sales of rental equipment, net	(12,121)	(1,982)	—	(14,103)
Equity in loss of guarantor subsidiaries	5,819	—	(5,819)	—
Changes in operating assets and liabilities:
Receivables, net	(1,417)	(1,367)	—	(2,784)
Inventories, net	(29,242)	(3,743)	—	(32,985)
Prepaid expenses and other assets	3,129	48	—	3,177
Accounts payable	1,132	517	—	1,649
Manufacturer flooring plans payable	(12,091)	(56)	—	(12,147)
Accrued expenses payable and other liabilities	(4,498)	(202)	—	(4,700)
Deferred compensation payable	(12)	—	—	(12)

Net cash provided by operating activities	14,774	2,118	—	16,892

Cash flows from investing activities:
Purchases of property and equipment	(9,982)	(1,968)	—	(11,950)
Purchases of rental equipment	(73,897)	(16,772)	—	(90,669)
Proceeds from sales of property and equipment	616	147	—	763
Proceeds from sales of rental equipment	37,540	9,997	—	47,537
Investment in subsidiaries	(6,589)	—	6,589	—

Net cash used in investing activities	(52,312)	(8,596)	6,589	(54,319)

Cash flows from financing activities:
Excess tax benefit from stock-based awards	257	—	—	257
Purchases of treasury stock	(554)	—	—	(554)
Borrowings on senior secured credit facility	352,711	—	—	352,711
Payments on senior secured credit facility	(339,131)	—	—	(339,131)
Payments on capital lease obligations	—	(111)	—	(111)
Capital contributions	—	6,589	(6,589)	—

Net cash provided by (used in) financing activities	13,283	6,478	(6,589)	13,172

Net decrease in cash	(24,255)	—	—	(24,255)
Cash, beginning of period	29,149	—	—	29,149

Cash, end of period	$4,894	$—	$—	$4,894